UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2024

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York 14450
(Address of Principal Executive Offices, including zip code)

(585) 495-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $0.25 Par	SENEA	NASDAQ Global Select Market
Common Stock Class B, $0.25 Par	SENEB	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement

On December 23, 2024 (the “Closing Date”), Seneca Foods Corporation (the “Parent”) and its subsidiaries, Seneca Snack Company and Green Valley Foods, LLC (together with Parent, the “Borrowers”), Marion Foods, Inc., Portland Food Products Company and Gray & Company (the “Guarantors” and together with the Borrowers, the “Company”) entered into a Loan and Security Agreement (the “Loan Agreement”) by and among the Borrowers, the Guarantors, Wells Fargo Bank, National Association (when acting for itself, “Wells Fargo”), as agent thereunder (when acting in such capacity, the “Agent”), and various financial institutions (including Wells Fargo) which are parties thereto as lenders (collectively, the “Lenders”), pursuant to which, among other things, the Lenders established for the benefit of the Borrowers, a senior revolving credit facility of up to $450 million that is seasonally adjusted to a maximum of $400 million (the “2024 Credit Facility”).

The Loan Agreement replaced the Fourth Amended and Restated Loan and Security Agreement, dated as of March 24, 2021 (as the same has been amended from time to time prior to the Closing Date, the “Prior Loan Agreement”) by and among the Company, the lenders party thereto, Bank of America, N.A. as agent, issuing bank, and syndication agent, and BofA Securities, Inc. as lead arranger.

Borrowings under the Loan Agreement may be used to satisfy existing indebtedness, to pay fees and transaction expenses associated with the closing of the 2024 Credit Facility, to pay obligations in accordance with the Loan Agreement, to make permitted acquisitions and for working capital and other lawful corporate purposes of the Company, including, but not limited to, the making of capital expenditures and distributions, all in accordance with the terms of the Loan Agreement.

Availability under the 2024 Credit Facility is based on eligible accounts receivable and inventory, less (i) reserves established in accordance with the terms of the Loan Agreement and (ii) any outstanding loans and letters of credit issued under the 2024 Credit Facility. The Company is required to pay a commitment fee based on the daily unused portion of the 2024 Credit Facility.

The Loan Agreement contains customary affirmative and negative covenants, including covenants that restrict the Company’s ability to incur additional indebtedness, incur liens, pay dividends on the Company’s capital stock, make other restricted payments, including investments, transfer all or substantially all of the Company’s assets, enter into consolidations or mergers, and enter into transactions with affiliates. The Loan Agreement also requires the Company to meet a financial covenant related to a minimum fixed charge coverage ratio if (a) an event of default under the Loan Agreement has occurred or (b) availability under the Credit Facility is less than the greater of (i) 10% of the commitments then in effect and (ii) $30,000,000.

Obligations under the Loan Agreement may be declared due and payable upon the occurrence of certain events of default, as defined in the Loan Agreement, including failure to pay any obligations when due and payable, failure to comply with any covenant or representation of any loan document, any change of control, cross-defaults and certain other events as set forth in the Loan Agreement, with grace periods in some cases.

The 2024 Credit Facility matures on December 24, 2029, and borrowings are secured by substantially all of the Company’s non-realty assets and is fully and unconditionally guaranteed by the Guarantors.

The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by the terms and provisions of the Loan Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02         Termination of a Material Definitive Agreement

In connection with the matters described under Item 1.01, which description is incorporated herein by reference, as of the Closing Date, the Prior Loan Agreement was terminated. The Borrowers did not incur any early prepayment or early termination penalties in connection with the closing of the transactions contemplated by the Loan Agreement.

The above description of the Prior Loan Agreement is qualified in its entirety by the terms of the following:

(i)
Fourth Amended and Restated Loan and Security Agreement dated as of March 24, 2021 by and among Seneca Foods Corporation, Seneca Foods, LLC, Seneca Snack Company, Green Valley Foods, LLC and certain other subsidiaries of Seneca Foods Corporation, the financial institutions party thereto as lenders, Bank of America, N.A., as agent, issuing bank, and syndication agent, and BofA Securities, Inc. as lead arranger, which was previously filed as Exhibit 10.1 to the Parent’s Current Report on Form 8-K dated March 26, 2021,

(ii)
First Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of September 14, 2022, which was previously filed as Exhibit 10.1 to the Parent’s Quarterly Report on Form 10-Q for the quarterly period ended October 1, 2022, filed with the SEC on November 9, 2022,

(iii)
Second Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of May 23, 2023, which was previously filed as Exhibit 10.3 to the Parent’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on June 13, 2024,

(iv)
Third Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of March 8, 2024, which was previously filed as Exhibit 10.4 to the Parent’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on June 13, 2024, each of which is incorporated herein by reference.

Item 2.03         Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit 10.1
Loan and Security Agreement dated as of December 23, 2024 by and among Seneca Foods Corporation, Seneca Snack Company, Green Valley Foods, LLC and certain other subsidiaries of Seneca Foods Corporation, the financial institutions party thereto as lenders and Wells Fargo Bank, National Association, as agent, issuing bank, and lead arranger (filed herewith)

Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024	SENECA FOODS CORPORATION

	By:	/s/ Michael S. Wolcott
	Name:	Michael S. Wolcott
	Title:	Chief Financial Officer